UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2007 (January 31, 2007)

Rockwell Automation, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (IRS Employer Identification No.)

1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01.	Completion of Acquisition or Disposition of Assets.

            On January 31, 2007, Rockwell Automation, Inc. (“Registrant”) completed the divestiture (the “Divestiture”) of its former Dodge mechanical and Reliance Electric motors and motor repair services businesses to Baldor Electric Company (“Baldor”) for $1.8 billion, comprised of $1.75 billion in cash and 1,579,280 shares of Baldor common stock. These were the principal businesses of Registrant’s former Power Systems operating segment.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information. Unaudited Pro Forma Condensed Consolidated Financial Information of Registrant reflecting the Divestiture.

(Page 2 of 9 Pages)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ Douglas M. Hagerman

Douglas M. Hagerman Senior Vice President, General Counsel and Secretary

Date: February 5, 2007

(Page 3 of 9 Pages)

ROCKWELL AUTOMATION, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 and the unaudited pro forma condensed consolidated statement of operations for the three months ended December 31, 2006 and the years ended September 30, 2006, 2005 and 2004 give effect to the Divestiture. The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and the related notes thereto of Registrant contained in its Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006.

The pro forma information is presented for information purposes only and is not necessarily indicative of Registrant’s financial results had the Divestiture actually occurred on the dates assumed nor is it necessarily indicative of the future results of operations.

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Rockwell Automation, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet

	December 31, 2006

	Company Historical	Pro Forma Adjustments		Company Pro Forma

	(in millions)
Assets
Current Assets:
Cash and cash equivalents	$433.5	$1,750.0	(a)	$2,183.5
Receivables	788.3	–		788.3
Inventories	450.9	–		450.9
Other current assets	490.0	(214.3)	(c)	325.7
		50.0	(a)
Assets available for sale	341.3	(341.3)	(a)	–

Total current assets	2,504.0	1,244.4		3,748.4
Property, net	468.1	–		468.1
Goodwill and other intangible assets, net	824.8	–		824.8
Prepaid pension	599.0	–		599.0
Other assets	112.5	–		112.5
Assets available for sale	553.1	(553.1)	(a)	–

Total	$5,061.5	$691.3		$5,752.8

Liabilities and Shareowners’ Equity
Current Liabilities:
Short-term debt	$533.2	$–		$533.2
Accounts payable and other accrued liabilities	881.3	35.0	(b)	916.3
Income taxes payable	106.1	(214.3)	(c)	275.8
		384.0	(d)
Liabilities associated with assets available for sale	103.5	(103.5)	(a)	–

Total current liabilities	1,624.1	101.2		1,725.3
Long-term debt	749.5	–		749.5
Retirement benefits	323.5	(55.0)	(e)	268.5
Other liabilities	314.8	–		314.8
Liabilities associated with assets available for sale	61.3	(61.3)	(a)	–
Shareowners’ equity	1,988.3	1,070.4	(a)	2,694.7
		(35.0)	(b)
		(384.0)	(d)
		55.0	(e)

Total	$5,061.5	$691.3		$5,752.8

(a)	To reflect receipt of the proceeds from Baldor in connection with the Divestiture (comprised of $1.75 billion in cash and approximately $50 million in Baldor common stock) and the removal of assets available for sale and liabilities associated with assets available for sale. A portion of the cash proceeds were utilized to repay all of our outstanding commercial paper borrowings. Commercial paper borrowings outstanding on December 31, 2006 approximated $530.0 million.

(b)	To reflect the liabilities for expenses incurred in connection with the closing of the Divestiture.

(c)	To reclassify the income tax benefit associated with the Divestiture.

(d)	To record tax provision on the gain associated with the Divestiture.

(e)	To record the pension and post-retirement obligation curtailment gain associated with the Divestiture.

(Page 5 of 9 Pages)

Rockwell Automation, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Three Months Ended December 31, 2006

	Company Historical	Pro Forma Adjustments (a)	Company Pro Forma

	(in millions, except per share data)

Sales	$1,146.3	$–	$1,146.3
Cost of sales	(648.7)	–	(648.7)

Gross profit	497.6	–	497.6
Selling, general and administrative expenses	(293.1)	–	(293.1)
Other income (expense)	0.8	–	0.8
Interest expense	(18.4)	–	(18.4)

Income before income taxes	186.9	–	186.9
Income tax provision	(56.0)	–	(56.0)

Income from continuing operations	$130.9	–	$130.9

Earnings per share from continuing operations:
Basic	$0.78	$–	$0.78

Diluted	$0.76	$–	$0.76

Average outstanding shares:
Basic	168.6	168.6	168.6

Diluted	171.4	171.4	171.4

(a)	The Divestiture has been reflected as a discontinued operation within our Condensed Consolidated Statement of Operations in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2006.

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Rockwell Automation, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Year Ended September 30, 2006

	Company Historical	Pro Forma Adjustments		Company Pro Forma

	(in millions, except per share data)

Sales	$5,561.4	$(989.2)	(a)	$4,572.2
Cost of sales	(3,367.0)	695.8	(a)	(2,671.2)

Gross profit	2,194.4	(293.4)		1,901.0
Selling, general and administrative expenses	(1,275.3)	133.1	(a)	(1,142.2)
Other income (expense)	30.7	0.3	(a)	31.0
Interest expense	(58.4)	1.8	(a)	(56.6)

Income before income taxes	891.4	(158.2)		733.2
Income tax provision	(263.3)	57.7	(a)	(205.6)

Income from continuing operations	$628.1	$(100.5)		$527.6

Earnings per share from continuing operations:
Basic	$3.55	$(0.57)	(a)	$2.99

Diluted	$3.49	$(0.56)	(a)	$2.93

Average outstanding shares:
Basic	176.6	176.6		176.6

Diluted	179.9	179.9		179.9

(a)	To remove revenues and expenses of our Dodge mechanical and Reliance Electric motors and motor repair services businesses.

(Page 7 of 9 Pages)

Rockwell Automation, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Year Ended September 30, 2005

	Company Historical	Pro Forma Adjustments		Company Pro Forma

	(in millions, except per share data)

Sales	$5,003.2	$(860.7)	(a)	$4,142.5
Cost of sales	(3,109.1)	632.2	(a)	(2,476.9)

Gross profit	1,894.1	(228.5)		1,665.6
Selling, general and administrative expenses	(1,120.8)	121.1	(a)	(999.7)
Other income (expense)	9.5	0.3	(a)	9.8
Interest expense	(45.8)	–		(45.8)

Income before income taxes	737.0	(107.1)		629.9
Income tax provision	(218.6)	36.3	(a)	(182.3)

Income from continuing operations	$518.4	$(70.8)		$447.6

Earnings per share from continuing operations:
Basic	$2.83	$(0.39)	(a)	$2.44

Diluted	$2.77	$(0.38)	(a)	$2.39

Average outstanding shares:
Basic	183.1	183.1		183.1

Diluted	187.2	187.2		187.2

(a)	To remove revenues and expenses of our Dodge mechanical and Reliance Electric motors and motor repair services businesses.

(Page 8 of 9 Pages)

Rockwell Automation, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Year Ended September 30, 2004

	Company Historical	Pro Forma Adjustments		Company Pro Forma

	(in millions, except per share data)

Sales	$4,411.1	$(734.6)	(a)	$3,676.5
Cost of sales	(2,848.3)	559.2	(a)	(2,289.1)

Gross profit	1,562.8	(175.4)		1,387.4
Selling, general and administrative expenses	(1,058.6)	116.9	(a)	(941.7)
Other income (expense)	(24.4)	0.9	(a)	(23.5)
Interest expense	(41.7)	–		(41.7)

Income before income taxes	438.1	(57.6)		380.5
Income tax provision	(84.0)	19.9	(a)	(64.1)

Income from continuing operations	$354.1	$(37.7)		$316.4

Earnings per share from continuing operations:
Basic	$1.91	$(0.20)	(a)	$1.71

Diluted	$1.85	$(0.20)	(a)	$1.66

Average outstanding shares:
Basic	185.5	185.5		185.5

Diluted	191.1	191.1		191.1

(a)	To remove revenues and expenses of our Dodge mechanical and Reliance Electric motors and motor repair services businesses.

(Page 9 of 9 Pages)